UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

XG TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 .

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

240 S. Pineapple Avenue, Suite 701
Sarasota, FL 34236
(941)-953-9035

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to Be Held on December __, 2013

The Notice of Special Meeting and Proxy Statement

are available at: www.xgtechnology.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER __, 2013

To the Stockholders of xG Technology, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of xG Technology, Inc., a Delaware corporation, will be held on December __, 2013 at ____ a.m. (Eastern Standard Time) at the Company’s headquarters at 240 S. Pineapple Avenue, Suite 701, Sarasota, FL 34236, United States, for the following purpose:

To seek shareholder approval to cancel the admission of the Company’s shares of Common Stock from trading on the London Stock Exchange’s Alternative Investment Market (“AIM Market”). (“Proposal No. 1”)

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our Common Stock, $0.00001 par value per share, at the close of business on November __, 2013 will be entitled to notice of, and to vote at, the Special Meeting of Stockholders or any adjournment thereof.

All stockholders are cordially invited to attend the Special Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of xG Technology’s Common Stock as of the Record Date may attend the Special Meeting in person. When you arrive at the Special Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Special Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Special Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Sarasota, Florida	By Order of the Board of Directors,

November __, 2013	/s/ John C. Coleman
John C. Coleman
Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE.   NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

PROXY STATEMENT FOR SHAREHOLDER MEETING OF STOCKHOLDERS	1

Information Concerning the Proxy Materials and the Special Meeting	1

Voting Procedures and Vote Required	2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3

CANCELLATION OF ADMISSION FROM THE LONDON STOCK EXCHANGE’S AIM MARKET (Proposal No. 1)	5

Reasons for Cancellation of Admission from AIM	5

Strategy following the Cancellation from AIM	5

Trading Common Stock prior to Cancellation from AIM	6

Trading Common Stock following the Cancellation from AIM	6

FUTURE STOCKHOLDER PROPOSALS	7

EXPENSES AND SOLICITATION	7

OTHER BUSINESS	7

ADDITIONAL INFORMATION	7

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

In this Proxy Statement, xG Technology, Inc., a Delaware corporation, is referred to as “xG,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Special Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our Board of Directors for use at the Special Meeting of our Stockholders to be held at ____ a.m. (Eastern Standard Time) on December __, 2013, at the Company’s headquarters at 240 S. Pineapple Avenue, Suite 701, Sarasota, FL 34236, United States, and at any adjournment thereof. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your Common Stock, $0.00001 par value per share (“Common Stock”), to be represented at the Special Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about November [ ], 2013.

Only stockholders of record as of the close of business on November __, 2013 (the “Record Date”) of our Common Stock will be entitled to notice of, and to vote at, the Special Meeting. As of November __, 2013, 18,377,327 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy, however, granting a proxy does not in any way affect a stockholder’s right to attend the Special Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Special Meeting and voting in person.

John C. Coleman and Richard L. Mooers are named as attorneys-in-fact in the proxy. Mr. Coleman is our Chief Executive Officer and is also a member of our Board of Directors. Mr. Mooers is a member of our Board of Directors. Mr. Coleman or Mr. Mooers will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Special Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as “against” the proposal as this is a “non-routine” proposal.

The stockholders will consider and vote upon a proposal to cancel the admission of the Company’s Common Stock from trading on the London Stock Exchange’s AIM Market.

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Voting Procedures and Vote Required

Mr. Coleman and/or Mr. Mooers will vote all shares represented by properly executed proxies returned in time to be counted at the Special Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Special Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting as specified in such proxies.

Vote Required for Approval for the cancellation of admission of the Company’s Common Stock from trading on the London Stock Exchange’s AIM Market (Proposal No. 1). The affirmative vote of at least seventy-five (75%) percent of the votes cast at the meeting is required to approve the cancellation of admission from the London Stock Exchange’s AIM Market (“AIM”).  You may vote “for” or “against” approval of the cancellation of admission from AIM or you may “abstain” from voting.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted for the purposes of obtaining a quorum for the Special Meeting, and, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposal No. 1 is considered “non-routine”. As such, proxies will be voted as “against” the proposal, if no voting instructions are indicated.

Abstentions are counted as “shares present” at the Special Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Special Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November __, 2013, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of November __, 2013. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Our calculation of the percentage of beneficial ownership prior to this offering is based on 18,377,327 shares of our common stock issued and outstanding as of the date of this information statement.

Common stock subject to stock options currently exercisable or exercisable within 60 days of November __, 2013, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o xG Technology, Inc., 240 S. Pineapple Avenue, Suite 701, Sarasota, Florida 34236.

	Voting Rights held Prior to this Offering (1)			Percentage of Shares Beneficially Owned
Name of Beneficial Owner:	Shares		%
5% Stockholders:
MBTH (2)	8,330,275	(1)	56.35	56.35
Named Executive Officers and Directors:
George F. Schmitt (3)	11,317,227	(1)	61.64	66.04
John C. Coleman (4)	51,412		*	*
Roger G. Branton (5) (10)	8,563,759		57.36	57.36
James Woodyatt	32,180		*	*
Belinda Marino (11)	3,070		*	*
Joseph Bobier (6)	179,761		1.42	1.42
Gary Cuccio (7)	4,762		*	*
Richard L. Mooers (8) (10)	8,895,216		59.14	59.14
Ken Hoffman (9)	6,190		*	*
Raymond M. Sidney (7)	4,762		*	*
Larry Townes (7)	4,762		*	*
All executive officers and directors as a group (11 persons):	12,402,607		70.64	70.64

*	Less than 1%

(1)	Of shares issued and outstanding and including in relation to each person, options that are currently exercisable or exercisable within 60 days of November __, 2013 by that person

(2)	Includes 2,137,252 shares of common stock underlying options and warrants that are presently exercisable.

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(3)	Includes 2,363,023 shares of common stock and 623,929 shares of common stock underlying options and warrants that are presently exercisable, held directly by Mr. Schmitt, and 6,193,024 shares of common stock and warrants and 2,137,252 shares of common stock underlying options and warrants that are presently exercisable, beneficially owned through MBTH. Mr. Schmitt has a direct 36.32% ownership interest in MBTH. In addition, Mr. Schmitt, through his employment agreement as CEO of MBTH, has been granted an option to purchase MBTH shares sufficient to give him five percent (5%) of the equity ownership of MBTH shares, based on MBTH’s total capitalization as of the date of execution of his employment agreement with MBTH and fully diluted to incorporate all shares issued and amounts paid in the exercise of such options.

(4)	Includes 11,005 shares of common stock and 40,264 shares of common stock underlying options and warrants that are presently exercisable.

(5)	Includes 72,647 shares of common stock and 146,552 shares of common stock underlying options and warrants that are presently exercisable, beneficially owned through Branton Partners, LLC of which Mr. Branton is a 100% owner, 14,285 shares beneficially owned through Mooers Branton Corporation of which Mr. Branton is a 20% owner, and 6,193,024 shares of common stock and 2,137,252 shares of common stock underlying options and warrants that are presently exercisable, beneficially owned through MBTH. Mr. Branton beneficially holds 20% of the issued share capital of MB Merchant Group, LLC, which has a 45.20% ownership interest in MBTH.

(6)	Includes 36,190 shares of common stock underlying options that are presently exercisable. Joseph Bobier has transferred to MB Merchant Group, LLC the voting rights attached to the 143,571 shares held by him.

(7)	Includes 4,762 shares of common stock underlying options that are presently exercisable.

(8)	Richard Mooers holds no direct or indirect legal interest in common shares, options or warrants in the Company but family entities and trusts for the benefit of his and his wife’s children hold 80% of the share capital of MB Merchant Group, LLC (“MBMG”) and Mooers Branton and Company (“MBC”). MB Technology Holdings, LLC (“MBTH”) owns 6,193,024 shares of common stock and 2,137,252 shares of common stock underlying options that are presently exercisable in xG. MBMG owns 45.20% of MBTH. Mooers Partners, LLC (“MP”) owns 290,590 shares of common stock and 258,352 shares of common stock underlying options and warrants that are presently exercisable in xG. MP is owned by various trusts for the benefit of Mr. Mooers’ children. Additionally, a trust for the benefit of Mr. Mooers’ children also owns 55,025 shares of common stock and 27,513 shares of common stock underlying warrants that are presently exercisable in xG. MBC directly owns 14,285 shares of xG. And 1,714 shares of xG are held by Mr. Mooers’ children directly. As the children reside in Mr. Mooers’ household, he is required to claim beneficial ownership and does.

(9)	Includes 6,190 shares of common stock underlying options that are presently exercisable.

(10)	Prior to the Company becoming a public entity, MBMG incurred a debt to a private individual of $837,000. This individual holds the option to convert such debt at any time into 23,914 shares in the Company, such conversion to be satisfied by MBMG transferring existing xG shares to the individual. Likewise, MBMG has the option to extinguish the debt in its entirety with 23,914 shares in the Company. Both of these options remain in full force and effect until such time as either party exercises their option.

(11)	Includes 3,070 shares of common stock underlying options that are presently exercisable.

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CANCELLATION OF ADMISSION FROM THE LONDON STOCK EXCHANGE’S AIM MARKET

(Proposal No. 1)

The Company’s common stock, $0.00001 par value per share (the “Common Stock”) has been listed on the London Stock Exchange’s AIM Market (“AIM”) since November 20, 2006. The Common Stock became listed on The NASDAQ Capital Market LLC (“NASDAQ”) on July 19, 2013.

The rationale behind the proposed cancellation of admission of our Common Stock from AIM is described below.  The Directors unanimously consider that the cancellation of admission of our Common Stock from AIM (the “Cancellation”) is in the best interests of the Company and its shareholders as a whole, and we seek your approval for this action.

Reasons for the Cancellation of Admission from AIM

The Company and the Directors have identified the following reasons for the Cancellation, which they consider to be in the long-term best interests of the Company:

The high direct costs of maintaining the Company’s AIM listing. The Company estimates that the annual costs significantly exceed $250,000, and these costs are in addition to the similarly high costs of U.S. securities regulatory and other requirements for maintaining a listing in the United States. At this time, the Board has determined that the additional costs associated with maintaining a second listing on AIM is inappropriate;

The need to maintain appropriate liquidity of our stock. With the recent approval of our listing on NASDAQ, our Board is concerned that there may not be enough liquidity for our stock to support our trading on two exchanges. Our Board believes it is in the best interests of the Company and the shareholders to consolidate the trading of our stock onto one exchange;

The operational and legal difficulties of being subject to two different regulatory regimes in two different countries, in order to maintain listings on both AIM and the NASDAQ.   The Company now to has comply with the regulatory, reporting and corporate governance requirements of two exchanges, whose requirements are sometimes different and/or inconsistent. The Board believes that it is best to remove the requirement of compliance with two different exchanges, as compliance with only one would still supply shareholders with proper governance and protection; and

The management time taken up with the Company’s AIM listing.   The Company currently has a very small management team, and this small team is managing multiple programs both in the United States and outside the United States for regulatory approval, development and sales of its products. The ongoing regulatory requirements associated with the Company’s securities listings in two countries are diverting a substantial portion of management time and attention which could more usefully be deployed on the Company’s operations.

Strategy following the Cancellation from AIM

Following the Cancellation from AIM, the Company will continue to be subject to the U.S. Securities and Exchange Commission’s (“SEC”) reporting obligations, and it intends to maintain its NASDAQ listing. The Company will continue to keep stockholders informed of the Company’s financial and operational performance through ongoing updates in regulatory filings with the SEC, as well as updates in press releases, on the Company’s website, (www.xgtechnology.com), and in investor meetings.

If the proposal for Cancellation from AIM is approved by stockholders, then the last day of trading of the Company’s Common Stock on AIM is expected to be December [ ], 2013 with the cancellation of admission to trading on AIM effective from 7:00 a.m. (London time) on December [ ]  2013. Following the Cancellation, there will be no market facility in the UK for dealing in the shares, and stockholders wishing to publicly trade their shares will need to do so through NASDAQ.

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Trading Common Stock prior to Cancellation from AIM

Common Stock, including Common Stock issued under through the various public offerings in the United States as well as all other shares in Common Stock previously or subsequently issued by the Company, may be traded on AIM until the proposed date for de-listing.

Trading Common Stock following the Cancellation from AIM

All shares of Common Stock that were previously listed on AIM will be now placed on the Company’s U.S. registrar list. Our U.S. transfer agent and registrar will send out physical share certificates to all shareholders whose shares were previously deposited in the CREST system, as the CREST system will no longer by holding our certificates in electronic form. Any shareholder holding a physical certificate should hold on to the certificates until such time as they wish to trade the shares. Any questions regarding the trading in of share certificates or how to electronically deposit shares can be directed to our U.S. transfer agent and registrar, Continental Stock Transfer & Trust Company (“Continental Stock”), at +1 800-509-5586. Continental Stock, or a brokerage form of your choosing, will be able to further provide you with instructions regarding the process of trading your shares in the United States.

Required Vote

AIM Rules provide that the affirmative vote of at least 75% of the shares represented by shareholders present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of at least 75% of the shares represented by shareholders present at the Special Meeting, in person or by proxy, and voting on the matter, will be required to approve the proposal for the cancellation of admission of our Common Stock from trading on the London Stock Exchange’s AIM Market.

At the Special Meeting a vote will be taken on a proposal for the cancellation of admission from the London Stock Exchange’s AIM Market.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE CANCELLATION OF ADMISSION FROM THE LONDON STOCK EXCHANGE’S AIM MARKET.

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FUTURE STOCKHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission.  Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the next Annual Meeting, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Special Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at 212-603-6300.

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*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

November [ ], 2013	By Order of the Board of Directors,

/s/ John C. Coleman
John C. Coleman
Chief Executive Officer

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SPECIAL MEETING OF STOCKHOLDERS OF

xG TECHNOLOGY, INC.

December [ ], 2013

Please mark, date, sign and mail your proxy card in the

envelope provided as soon as possible

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

1. Approval for the cancellation of admission of the Company’s Common Stock from trading on the London Stock Exchange’s AIM Market which will be effective As of [ ].
☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL
☐ ABSTAIN

To change the address on your account, please check ☐
the box at right and indicate your new address in the
space above. Please note that changes to the registered
name(s) on the account may be submitted via this method.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED AGAINST THE PROPOSAL FOR THE CANCELLATION OF ADMISSION OF THE COMPANY’S COMMON STOCK FROM TRADING ON THE LONDON STOCK EXCHANGE’S AIM MARKET

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS ON DECEMBER [ ], 2013 AT [ ] A.M. (EASTERN STANDARD TIME) AT THE COMPANY’S HEADQUARTERS AT 240 S. PINEAPPLE AVENUE, SUITE 701, SARASOTA, FL 34236☐

Signature of Stockholder ____________________ Date:  _____________   Signature of Stockholder _____________

Date:_________

Note: This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by an authorized person.

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xG TECHNOLOGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER [ ], 2013

Revoking all prior proxies, the undersigned, a stockholder of xG TECHNOLOGY, INC. (the “Company”), hereby appoints John C. Coleman and Richard L. Mooers or either of them, as attorneys-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s Common Stock, par value $0.00001 per share (“Common Stock”), owned by the undersigned at the Special Meeting of Stockholders of the Company to be held on December [ ], 2013 at the Company’s headquarters at 240 S. Pineapple Avenue, Suite 701, Sarasota, FL 34236, at [ ] a.m. Eastern Standard Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT:  SIGNATURE REQUIRED ON THE REVERSE SIDE

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